                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Stockholders
GCI, Inc.:

    We hereby consent to the use of our report dated February 27, 1996, regarding Alaska Cablevision, Inc., and to the reference to our Firm under the heading "Experts" in the Registration Statement on Form S-1 for a debt offering by GCI, Inc.

                                                    /s/ CARL & CARLSEN

                                          --------------------------------------
                                                      CARL & CARLSEN

Edmonds, Washington
May 29, 1997